Exhibit 32(2)


         CERTIFICATION BY CHIEF FINANCIAL OFFICER
REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of 7-Eleven, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward W. Moneypenny, Senior Vice President and Chief Financial Officer of the Company, certify, as required by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                        /s/ Edward W. Moneypenny
                        ------------------------------------
                        Edward W. Moneypenny
                        Senior Vice President and Chief
                           Financial Officer
                        7-Eleven, Inc.






















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